Prepayment for Acquisition	12 Months Ended
Sep. 30, 2022
Prepayment for Acquisition [Abstract]
PREPAYMENT FOR ACQUISITION

NOTE 7 — PREPAYMENT FOR ACQUISITION

On September 26, 2022, the Company entered into a letter of intent for an equity transfer with an individual, Mr. Xibo Liu, pursuant to which, Mr. Xibo Liu transfers his 51% ownership in Yunnan Faxi Pharmaceuticals Co., Ltd. (“Yunnan Faxi”) to the Company at the price of RMB72 million (approximately $10.1 million). Based on contract terms, the Company prepaid RMB25 million (approximately $3.5 million) within 3 business days upon signing the letter of intent. As of September 30, 2022, the prepayment was recorded as prepayment for acquisition on the balance sheets. The intended acquisition is expected to be completed and the remaining balance is expected to be paid in June 2023.